UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2016

ARRIS INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

England and Wales	333-205442	98-1241619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3871 Lakefield Drive
Suwanee, Georgia	30024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 473-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 22, 2015, ARRIS Group, Inc. (“ARRIS Group”) announced its proposed combination (the “Combination”) with Pace plc, a company incorporated in England and Wales (“Pace”). In connection with the Combination, (i) ARRIS International plc (formerly ARRIS International Limited) (“New ARRIS”), a company incorporated in England and Wales and wholly-owned subsidiary of ARRIS Group, agreed to acquire all of the outstanding ordinary shares of Pace (“Pace Shares”) by means of court-sanctioned scheme of arrangement (the “Scheme”) under English law (the “Pace Acquisition”) and (ii) ARRIS Group entered into a Merger Agreement (the “Merger Agreement”), dated April 22, 2015, among ARRIS Group, New ARRIS, ARRIS US Holdings, Inc. (formerly Archie U.S. Holdings LLC), a Delaware corporation and wholly-owned subsidiary of New ARRIS (“US Holdco”) and Archie U.S. Merger LLC, a Delaware limited liability company and wholly-owned subsidiary of US Holdco (“Merger Sub”), providing that immediately upon the Pace Acquisition, Merger Sub would be merged with and into ARRIS Group (the “Merger”), with ARRIS Group surviving the Merger as an indirect wholly-owned subsidiary of New ARRIS.

On January 4, 2016, ARRIS Group completed the Combination.

Item 1.01. Entry Into Material Definitive Agreement.

In connection with the consummation of the Combination, on January 3, 2016 New ARRIS entered into a Deed Poll of Indemnity (the “Deed Poll of Indemnity”) in favor of its new directors. The Deed Poll of Indemnity generally provides that New ARRIS will take reasonable steps required to purchase and maintain directors and officers insurance and to indemnify the directors in respect of liabilities relating to the directors’ services as directors of New ARRIS.

The foregoing description of the Deed Poll of Indemnity is not complete and is qualified in its entirety by reference to the Deed Poll of Indemnity filed as Exhibit 10.1, which is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

ARRIS Group completed the Combination with Pace on January 4, 2016. As described above, (i) New ARRIS acquired the Pace Shares and (ii) pursuant to the Merger Agreement, Merger Sub was merged with and into ARRIS Group, with ARRIS Group surviving the Merger. Following the Combination, ARRIS Group became an indirect wholly-owned subsidiary of New ARRIS and Pace became a direct wholly-owned subsidiary of New ARRIS.

Under the terms of the Combination, (a) Pace shareholders received 132.5 pence in cash and 0.1455 ordinary shares of New ARRIS (“New ARRIS Shares”) for each Pace Share they held, and (b) ARRIS Group stockholders received one New ARRIS Share for each share of ARRIS Group common stock (“ARRIS Group Shares”) they held. The cash component of the consideration payable to holders of Pace Shares was funded under the Amended and Restated Credit Agreement (as amended, the “Credit Agreement”), dated June 18, 2015, as amended on December 14, 2015, between ARRIS Group, ARRIS Enterprises, Inc., New ARRIS and certain ARRIS Group subsidiaries, as borrowers, and Bank of America, N.A., as administrative agent, swing line lender and L/C lender and the other lender parties thereto.

Prior to the completion of the Combination, New ARRIS converted from a private limited company into a public limited company. New ARRIS will be led by ARRIS Group’s historical leadership team and board of directors. Following the completion of the Combination, the former stockholders of ARRIS Group own approximately 76% of the outstanding New ARRIS Shares and former Pace shareholders own approximately 24% of the outstanding New ARRIS Shares.

147,478,079 New ARRIS Shares were issued to the ARRIS Group stockholders in connection with the Combination. This issuance was registered under the Securities Act of 1933, as amended, pursuant to New ARRIS’ registration statement on Form S-4 (File No. 333- 205442) (the “Registration Statement”) filed with the SEC and declared effective on September 15, 2015. The definitive proxy statement/prospectus of ARRIS Group and New ARRIS that forms a part of the Registration Statement (the “Proxy Statement/Prospectus”) contains additional information about the Combination, including information concerning the interests of directors, executive officers and affiliates of ARRIS Group in the Combination, and is incorporated herein by reference.

47,695,813 New ARRIS Shares were issued to the Pace shareholders in connection with the Combination. Those shares were issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof based on the approval of the terms and conditions of the Scheme by the High Court of Justice in England and Wales.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New ARRIS is the successor issuer to ARRIS Group. New ARRIS Shares are deemed to be registered under Section 12(b) of the Exchange Act. New ARRIS hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. New ARRIS Shares were approved for listing on The NASDAQ Stock Market LLC (“NASDAQ”) and trade under the symbol “ARRS.”

Prior to the closing of the Combination, ARRIS Group Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on NASDAQ. The ARRIS Group Shares were delisted from NASDAQ prior to the open of trading on January 5, 2016. ARRIS Group expects to file a Form 15 with the SEC to terminate the registration and suspend its reporting obligations under the Exchange Act with respect to the ARRIS Group Shares.

The foregoing description of the Combination and the related documents is not complete and is qualified in its entirety by reference to the Merger Agreement, the 2.7 Announcement and the Co-Operation Agreement filed as Exhibits 2.1, 2.2 and 2.3, respectively, each of which is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 is incorporated by reference into this Item 3.02.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 2.01 and 5.02 is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon consummation of the Combination, Lawrence Margolis and David Potts resigned as directors of New ARRIS and the following individuals (in addition to Robert Stanzione, who was already a director of New ARRIS) were appointed as members of New ARRIS’ board of directors: Alex B. Best, Harry L. Bosco, J. Timothy Bryan, James A. Chiddix, Andrew T. Heller, Dr. Jeong Kim, Doreen A. Toben, Debora J. Wilson and David A. Woodle. Each of these individuals, other than Mr. Stanzione, has been determined to be an “independent director” for purposes of NASDAQ listing standards. There are no arrangements or understandings between any director and any other person pursuant to which the director was selected as a director.

Effective upon consummation of the Combination, New ARRIS established the following committees of its board of directors:

Audit Committee

Harry L. Bosco

J. Timothy Bryan

Doreen A. Toben

David A. Woodle

Compensation Committee

Alex B. Best

Harry L. Bosco

Dr. Jeong Kim

Debora J. Wilson

Nominating and Corporate Governance Committee

Alex B. Best

James A. Chiddix

Andrew T. Heller

Effective upon consummation of the Combination, pursuant to an Assignment and Assumption Agreement, dated as of January 4, 2016 (the “Assumption Agreement”), New ARRIS assumed the following compensation plans: ARRIS International plc Amended and Restated Employee Stock Purchase Plan, ARRIS International plc 2011 Stock Incentive Plan, Broadband Parent Corporation 2001 Stock Incentive Plan, ARRIS Group, Inc. 2004 Stock Incentive Plan, ARRIS Group, Inc. 2007 Stock Incentive Plan, ARRIS Group, Inc. 2008 Stock Incentive Plan and BigBand Networks, Inc. 2007 Equity Incentive Plan, included as Exhibits 10.2 to 10.8 hereto, respectively, and incorporated by reference herein, as well as the outstanding awards granted thereunder and the remaining shares available thereunder. Upon consummation of the Combination, pursuant to a Deed of Grant, to be dated on or after January 5, 2016 (the “Deed of Grant”), New ARRIS will also assume outstanding equity awards under the Pace Sharesave Plan, included as Exhibit 10.9 hereto and incorporated by reference herein.

In connection with the Combination, ARRIS Group and New ARRIS entered into a waiver agreement with each of the participants in the ARRIS Group, Inc. Opt Plan (the “Opt Plan Waivers”), which include Lawrence Margolis and Bruce McClelland. The Opt Plan Waivers confirm that the transactions contemplated by the Combination do not constitute a “change of control” under the relevant Opt Plan documents and that the Opt Plan may be assigned to and assumed by New ARRIS. In connection with the Combination, ARRIS Group and New ARRIS also entered into waiver agreements (“Employment Agreement Waivers”) with its executive officers that confirm that the transactions contemplated by the Combination do not constitute a “change of control” under the relevant employment agreements and that the employment agreements may be assigned to and assumed by New ARRIS.

As described in the Proxy Statement/Prospectus, ARRIS Group determined to reimburse the ARRIS Group directors and executive officers for certain excise taxes that may become due in connection with the completion of the Combination. In connection with this reimbursement (if any), ARRIS Group, New ARRIS and each of the directors and executive officers have entered, or will enter, into a Tax Equalization Payment Agreement (the “Tax Equalization Payment Agreement”) providing for the terms of this reimbursement.

The foregoing descriptions of the Assumption Agreement, the Employment Agreement Waivers and the Tax Equalization Payment Agreements are not complete and are qualified in their entirety by reference to the Assumption Agreement, the form of Deed of Grant, the form of Opt Plan Waiver, the form of Employment Agreement Waiver and the form of Tax Equalization Payment Agreement filed as Exhibits 10.10, 10.11, 10.12,10.13 and 10.14, respectively, each of which is incorporated by reference herein.

Item 8.01. Other Events.

On January 4, 2016, ARRIS Group issued a press release announcing completion of the Combination. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(b)	Pro Forma Financial Information.

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

2.1	Rule 2.7 Announcement, dated as of April 22, 2015 (incorporated by reference to Exhibit 2.1 to ARRIS Group’s Current Report on Form 8-K dated April 22, 2015 (File No. 000-31254))

2.2	Co-Operation Agreement, dated as of April 22, 2015, by and among ARRIS Group, Inc., Archie ACQ Limited and Pace plc (incorporated by reference to Exhibit 2.2 to ARRIS Group’s Current Report on Form 8-K dated April 22, 2015 (File No. 000-31254))

2.3	Agreement and Plan of Merger, dated as of April 22, 2015, by and among ARRIS Group, Inc., Archie ACQ Limited, Archie U.S. Holdings LLC and Archie U.S. Merger LLC (incorporated by reference to Exhibit 2.3 to ARRIS Group’s Current Report on Form 8-K dated April 22, 2015 (File No. 000-31254))

10.1	Deed Poll of Indemnity

10.2	ARRIS International plc Amended and Restated Employee Stock Purchase Plan

10.3	ARRIS International plc 2011 Stock Incentive Plan

10.4	Broadband Parent Corporation 2001 Stock Incentive Plan

10.5	ARRIS Group, Inc. 2004 Stock Incentive Plan

10.6	ARRIS Group, Inc. 2007 Stock Incentive Plan

10.7	ARRIS Group, Inc. 2008 Stock Incentive Plan

10.8	BigBand Networks, Inc. 2007 Equity Incentive Plan

10.9	Pace Sharesave Plan

10.10	Assumption Agreement

10.11	Form of Deed of Grant

10.12	Form of Opt Plan Waiver

10.13	Form of Employment Agreement Waiver

10.14	Form of Tax Equalization Payment Agreement

99.1	Press Release, dated January 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS INTERNATIONAL PLC

By:	/s/ Patrick W. Macken
Patrick W. Macken
Senior Vice President, General Counsel, and Secretary

Date: January 4, 2016

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

2.1	Rule 2.7 Announcement, dated as of April 22, 2015 (incorporated by reference to Exhibit 2.1 to ARRIS Group’s Current Report on Form 8-K dated April 22, 2015 (File No. 000-31254))

2.2	Co-Operation Agreement, dated as of April 22, 2015, by and among ARRIS Group, Inc., Archie ACQ Limited and Pace plc (incorporated by reference to Exhibit 2.2 to ARRIS Group’s Current Report on Form 8-K dated April 22, 2015 (File No. 000-31254))

2.3	Agreement and Plan of Merger, dated as of April 22, 2015, by and among ARRIS Group, Inc., Archie ACQ Limited, Archie U.S. Holdings LLC and Archie U.S. Merger LLC (incorporated by reference to Exhibit 2.3 to ARRIS Group’s Current Report on Form 8-K dated April 22, 2015 (File No. 000-31254))

10.1	Deed Poll of Indemnity

10.2	ARRIS International plc Amended and Restated Employee Stock Purchase Plan

10.3	ARRIS International plc 2011 Stock Incentive Plan

10.4	Broadband Parent Corporation 2001 Stock Incentive Plan

10.5	ARRIS Group, Inc. 2004 Stock Incentive Plan

10.6	ARRIS Group, Inc. 2007 Stock Incentive Plan

10.7	ARRIS Group, Inc. 2008 Stock Incentive Plan

10.8	BigBand Networks, Inc. 2007 Equity Incentive Plan

10.9	Pace Sharesave Plan

10.10	Assumption Agreement

10.11	Form of Deed of Grant

10.12	Form of Opt Plan Waiver

10.13	Form of Employment Agreement Waiver

10.14	Form of Tax Equalization Payment Agreement

99.1	Press Release, dated January 4, 2016